FRANKLIN  LAKE  RESOURCES  INC.

172 Starlite Street, South San Francisco, CA  94080

phone  650-588-0425   fax  650-588-5869   e-mail  info@franklinlake.com

______________________________________________________________________

                                                                                         July 8, 2005

To Our Stockholders:

            Re:  Annual Meeting of Stockholders

                    Monday, August 8, 2005   ---   Las Vegas, NV

You are cordially invited to attend the Annual Meeting of Stockholders of Franklin Lake Resources Inc., to be held at the Conference Center (Room 201-202) of the MGM Grand Hotel, 3799 Las Vegas Boulevard South, Las Vegas, Nevada  89109, on Monday, August 8, 2005, at 11:00a.m. local time.  Notice of the Meeting accompanies this letter.

The actions normally taken at the Annual Meeting, election of directors and ratification of appointment of the auditor, have been taken by written consent of stockholders holding a majority of the voting power.  This action, authorized by Section 78.320 of the Nevada Revised Statutes, is taken, like past years, to avoid the substantial costs involved in preparing, printing, mailing, and tabulating proxies. (Most of the information required to be sent with the proxy statement is found in the company's Annual Report on Form 10-KSB, filed with the SEC and available on its EDGAR web site (www.sec.gov) and on the company's website (www.info@franklinlake.com).

The actions taken were:

       1.   The following persons were elected directors of the company, to serve until the next annual meeting and until their successors are chosen:  Father Gregory Ofiesh, Kamal  Alawas, Stanley Combs, Paul Kaser, and William Tao, Ph.D.

       2.   The appointment of Madsen & Associates CPAs, Inc., as independent auditor for the current fiscal year, ending October 31, 2005, was ratified.

Notwithstanding the foregoing, stockholders are encouraged to attend the meeting. We will present a review of our activities during the past year and discuss our plans for this year.  A visit to our production facility at Amargosa Valley, Nevada, will be offered after the meeting. We must have reservations for this visit because of strict security at the site.  Please, therefore, call our office to let us know if you will be attending the meeting and to reserve your spot to see the facility.

                                                                                         Sincerely,

                                                                                         /s/ Father Gregory Ofiesh

                                                                                         Father Gregory Ofiesh

                                                                                         President and CEO

FRANKLIN  LAKE  RESOURCES  INC.

172 Starlite Street, South San Francisco, CA  94080

phone  650-588-0425   fax  650-588-5869   e-mail  info@franklinlake.com

______________________________________________________________________

Notice of Annual Meeting of Stockholders

Monday, August 8, 2005  --  11:00a.m.

TO THE STOCKHOLDERS OF FRANKLIN LAKE RESOURCES INC.

The Annual Meeting of Stockholders of Franklin Lake Resources Inc. will be held at the Conference Center (Room 201-202) of the MGM Grand Hotel, 3799 Las Vegas Boulevard South, Las Vegas, Nevada  89109, on Monday, August 8, 2005, at 11:00a.m. local time.

Stockholders having a majority of the Company's outstanding shares have already consented in writing to the following actions:

       1.   The following persons were elected directors of the Company, to serve until the next annual meeting and until their successor have been chosen:  Father Gregory Ofiesh, Kamal Alawas, Stanley Combs, Paul Kaser, and William Tao, Ph.D.

      2.  The appointment of Madsen & Associates CPAs, Inc., as independent auditor for the current fiscal year, ending October 31, 2005, was ratified.

Because of this action, as authorized by Section 78.320 of the Nevada Revised Statutes, the solicitation of proxies is not necessary, and the Company has been able to avoid the substantial costs involved in preparing, printing, mailing, and tabulating proxies.

The record date for the meeting and for stockholders entitled to receive this Notice is June 27, 2005.  A list of stockholders of record as of that date will be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at the office of Perry Langis, 5440 West Sahara Avenue - Suite 202, Las Vegas, Nevada  89146.

July 8, 2005

                                                                                         By Order of the Board of Directors

                                                                                         /s/ Peter Boyle

                                                                                         Peter Boyle, Corporate Secretary